Exhibit 10.57


THIS DOCUMENT PREPARED BY:
C Taylor Everett, Attorney at Law
Post Office Box 189, 357 West Main Street
Waverly, Virginia 23890
(804) 834-2160

         THIS DEED, made this 29th day of April, 1998, by and between JAMES RIVER BANK (formerly The Bank of Waverly), a Virginia Corporation, party of the first part and hereinafter known as GRANTOR, and SPURLOCK ADHESIVES, INC., a Virginia corporation, of Post office Box 8, Waverly, Virginia 23890, party of the second part and hereinafter known as GRANTEE.

                                   WITNESSETH:

         That for and in consideration of the sum of TEN ($10.00) DOLLARS, and other good and valuable consideration, cash in hand paid by the party of the second part to the party of the first part, the receipt of which is hereby acknowledged, the said party of the first part doth hereby bargain, sell, grant and convey, unto the said Spurlock Adhesives, Inc., a Virginia corporation, with GENERAL WARRANTY and ENGLISH COVENANTS OF TITLE, all of the following described real estate, to-wit:

         ALL that certain lot, piece or parcel of land lying and being situate on the East side of Bank Street in the town of Waverly, Sussex County, Virginia, and containing 0.506 acres, more or less, and being shown and designated on a certain plat of survey entitled "SURVEY AND PLAT OF PROPERTY BELONGING TO THE TOWN OF WAVERLY", made by Lee B. Carpenter, Certified Surveyor, September 21, 1959, which said plat of survey is duly recorded in the Charles Office of the Circuit Court of Sussex County, Virginia in Plat Book 10 at page 80 and reference to which is heremade for a more full and complete description.

         LESS, SAVE, AND EXCEPT a small triangle of land containing 718.3 square feet conveyed to Commonwealth of Virginia, Department of Conservation and Economic Development, Division of Forestry, by deed dated 28 January, 1960, and duly recorded in the Clerics Office of the Circuit Court of Sussex County, Virginia in Deed Book 59 at page 451, with plat attached and recorded in Plat Book 10 at page 95.

         IT BEING the same and identical property conveyed from Southside Virginia Production Credit Association, et al. to the Bank of Waverly by deed dated 2 November, 1982 and duly recorded in the Clerks Office of the Circuit Court of Sussex County, Virginia in Deed Book 100, page
         760. By amendment to its corporate charter, the Bank of Waverly changed its name to James River Bank as May be seen by a Certificate of Amendment of the State Corporation Commission, copy of each is hereto attached as Attachment "A".

         THIS CONVEYANCE is made subject to such conditions, restrictions and easements of record to the extent that they may lawfully apply to the property hereby conveyed.

         WITNESS the following signature and seal:

         JAMES RIVER BANK

         By:      /s/ Jerry P. Bryant                 (SEAL)
             -----------------------------------------
                  Jerry P. Bryant, President

COMMONWEALTH OF VIRGINIA

County of Sussex, to-wit:

         The foregoing instrument was acknowledged before me this 30th day of April, 1998, by Jerry R. Bryant, President of James River Bank, on behalf of James River Bank.

My Commission Expires:     January 31, 2001
                      ---------------------------



         /s/ Ruth A. Price
         ------------------------------------
         Notary Public

                            COMMONWEALTH OF VIRGINIA
                          STATE CORPORATION COMMISSION

                                February 28, 1996


The State Corporation Commission has found the accompanying articles submitted on behalf of

JAMES RIVER BANK

(FORMERLY THE BANK OF WAVERLY)


to comply with the requirements of law, and confirms payment of all related fees.

Therefore, it is ORDERED that this


CERTIFICATE OF AMENDMENT


be issued and admitted to record with the articles of amendment in the Office of the Clerk of the Commission, effective March 1, 1996.

The corporation is granted the authority conferred on it by law in accordance with the articles, subject to the conditions and restrictions imposed by law.


                                         STATE CORPORATION COMMISSION

                                         By   /s/ T. V. Morrison, Jr.
                                             -----------------------------------
                                              Commissioner






AMENACPT
CIS20318
96-02-21-0513






VIRGINIA: In the Clerk's Office of the Circuit Court of Sussex County. The foregoing instrument was this day presented in the office aforesaid and is, together with the certificate of acknowledgment annexed, admitted to record this......4th........  day of........  May...................  1998 at......  at
1:24 P.M.

The tax imposed by ss.58.1-802 of the Code has been paid in the amount of $137.50.